UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2010

Location Based Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-139395	20-4854758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38 Discovery, Suite 150, Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)

(888) 600-1044
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registration under any of the following provisions:

5	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

5	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

5	Pre-commencement communications pursuant to Rule 14d-2(k) under the Exchange Act (17 CFR 240.14d-2(b))

5	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Manner and Place of Meetings

On June 28, 2010, Location Based Technologies, Inc., (the “Company”) amended and restated the Company’s by-laws in Section 2.1 Manner and Place of Meetings.

Pursuant to Section 78.310(8) and (9)” in the Section 2.6 of the Company’s by-laws, shall be deleted and replaced with “Section 78.370(8) and (9).

Item 7.01  Regulation FD Disclosure

On June 28, 2010, Location Based Technologies, Inc., that the date for the annual meeting of shareholders of this Company shall be held at 1:00 p.m. Pacific Time, on August 25, 2010, virtually through Broadridge’s telephonic and web-enabled options.

A copy of the board minutes are attached as Exhibit 9.01.  This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01  Exhibits

Exhibit #	Description
3.01	Board Minutes Amending and Restating Article 2, Section 2.1 of the Company’s By-laws, and Board Minutes for Annual Shareholders Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCATION BASED TECHNOLOGIES, INC.

Date: June 28, 2010	By:	/s/ David Morse
David Morse
Chief Executive Officer

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